                                                                      Exhibit 24
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Verne G. Istock, John B. McCoy, Richard
J. Lehmann, David J. Vitale, Sherman I. Goldberg, Robert A. Rosholt and M. Eileen Kennedy, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign one or more post-effective amendments to the Registration Statement on Form S-3 (File No. 333-38387) relating to debt obligations of, warrants, options, rights, preferred stock and common stock (the "Securities") of BANK ONE CORPORATION (the "Corporation") or to sign a Registration Statement on Form S-3 and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933 with respect to such Securities, in either case pursuant to resolutions adopted by the Board of Directors of the Corporation as of September 30, 1998, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Signature                                      Title
----------------------------------                  ----------------------------
/s/ John H. Bryan                                   Director
----------------------------------
John H. Bryan


/s/ Siegfried Buschmann                             Director
----------------------------------
Siegfried Buschmann


/s/ James S. Crown                                  Director
----------------------------------
James S. Crown


/s/ Bennett Dorrance                                Director
----------------------------------
Bennett Dorrance


/s/ Dr. Maureen A. Fay, O.P.                        Director
----------------------------------
Dr. Maureen A. Fay, O.P.



/s/ John R. Hall                                    Director
----------------------------------
John R. Hall

/s/ Verne G. Istock                                 Director
----------------------------------
Verne G. Istock


/s/ Laban P. Jackson, Jr.                           Director
----------------------------------
Laban P. Jackson, Jr.


/s/ John W. Kessler                                 Director
----------------------------------
John W. Kessler


/s/ Richard J. Lehmann                              Director
----------------------------------
Richard J. Lehmann


/s/ William G. Lowrie                               Director
----------------------------------
William G. Lowrie


/s/ Richard A. Manoogian                            Director
----------------------------------
Richard A. Manoogian


/s/ William T. McCormick                            Director
----------------------------------
William T. McCormick


/s/ John B. McCoy                                   Director and Principal
----------------------------------                  Executive Officer
John B. McCoy


/s/ Thomas E. Reilly, Jr.                           Director
----------------------------------
Thomas E. Reilly, Jr.


 /s/ John W. Rogers, Jr.                            Director
----------------------------------
John W. Rogers, Jr.


 /s/ Thekla R. Shackelford                          Director
----------------------------------
Thekla R. Shackelford


/s/ Alex Shumate                                    Director
----------------------------------
Alex Shumate


 /s/ Frederick P. Stratton, Jr.                     Director
----------------------------------
Frederick P. Stratton, Jr.

/s/ John C. Tolleson                                Director
----------------------------------
John C. Tolleson


/s/ David J. Vitale                                Director
----------------------------------
David J. Vitale


/s/ Robert D. Walter                                Director
----------------------------------
Robert D. Walter


/s/ William J. Roberts                              Principal Accounting Officer
----------------------------------
William J. Roberts


/s/ Robert A. Rosholt                               Principal Financial Officer
----------------------------------
Robert A. Rosholt





Dated:   October 2, 1998